Exhibit 10.1

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

PROJECT AGREEMENT

(DETAILING – FIELD TEAM AND TELESOLUTIONS)

This Project Agreement (this “Project Agreement”) is made as of April 30, 2020 (the “Effective Date”) by and between inVentiv Commercial Services, LLC, a Syneos HealthTM group company, with an office located at 500 Atrium Drive, Somerset, NJ 08873 (“Syneos Health”) and Agile Therapeutics, Inc. with an  office located at 100 Poor Farm Road, Princeton, New Jersey 08540 (“Client”).  Client and Syneos Health may each be referred to herein as a “Party” and collectively, the “Parties”.

RECITALS

A.        Client and Syneos Health have entered into a Master Service Agreement dated as of October 11, 2017 (the “MSA”).

B.         Client and Syneos Health desire to enter into this Project Agreement pursuant to which Syneos Health shall provide Syneos Health sales representatives, district managers and telesolutions agents to provide detailing services as set forth more fully in Exhibit A and B attached hereto.

1.         Interpretation and Construction

(a)        The Parties confirm that the MSA shall govern the relationship between the Parties. Unless otherwise specifically set forth herein, in the event of a conflict or inconsistency between the terms and conditions set forth in the MSA and the terms and conditions set forth in this Project Agreement, the terms and conditions set forth in this Project Agreement shall take precedence, govern and control.

(b)        The Parties hereby acknowledge that the terms set forth in the MSA are incorporated herein by reference, as if fully set forth at length therein.

2.         The Services

A description of the detailing services (the “Detailing Services”) is set forth on Exhibit A attached hereto and made a part hereof. A description of sales operations, implementation and on-going services for the field and telesolutions team (the “Sales Operations Services”) is set forth on Exhibit A-1 attached hereto and made a part hereof. A description of the telesolutions services (the “Telesolutions Services”) is set forth on Exhibit B attached hereto and made a part hereof. A description of the compliance services (the “Compliance Services”) is set forth on Exhibit C attached hereto and made a part hereof. A description of the sample accountability services (the “SA Services”) is set forth on Exhibit D attached hereto and made a part hereof. A description of the training services (the “Training Services”) is set forth on Exhibit E attached hereto and made a part hereof (the Training Services, Compliance Services, Sales Operations Services and, collectively with the Detailing Services, the “Services”).

3.         The Term

This Project Agreement shall be in effect as of the Effective Date and shall remain in effect until the second anniversary of the Deployment Date (as defined in Exhibit A), unless extended as provided herein (the “Term”) or unless earlier terminated as set forth below. The period from the Effective Date through the day prior to the one year anniversary of the Deployment Date shall be referred to herein as “Year One,” and the period from the one year anniversary of the Deployment Date through the day prior to the second anniversary of the Deployment Date shall be referred to herein as “Year Two.” The Term may be extended for additional periods of one (1) year (each an “Additional Term”) upon the mutual written agreement of the Parties not less than [***] before the end of the Term or any Additional Term.

4.         Termination

(a)        Notwithstanding Section 12(a)(iii) of the MSA, either Party may terminate this Project Agreement by providing the other Party with [***] prior written notice; provided, however, that such termination by Client may not occur [***], and if such termination by Client occurs [***], Client shall pay Syneos Health a termination fee based on the actual date of termination according to the following table schedule:

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(b)        In the case of termination of this Project Agreement by Client (except for termination by Client pursuant to Section 12(a) (ii),(iii) or (iv) of the MSA), a Scale Down, or at the end of the Term (or any Additional Term), Client shall (in addition to all other payment obligations under this Project Agreement) promptly pay (or if paid by Syneos Health, promptly reimburse) Syneos Health for: the amount due any lessor or rental agent of the fleet vehicles (“Fleet Vehicles”) and information technology equipment (i.e. laptops and iPads) (“IT Equipment”) leased or owned by Syneos Health and provided to members of the Sales Team (as defined in Exhibit A) or the Telesolutions Team (as defined in Exhibit B) (collectively, the “Project Team”), for any early termination of the lease or rental agreement. Client may elect to:

(i)         either, (i) transfer the IT Equipment to Client and pay an amount equal to the net book value (if any) of the IT Equipment on the books of Syneos Health at the time of the transfer event, or, (ii) dispose of the IT Equipment and pay Syneos Health the net loss on such IT Equipment. Net loss is calculated as the remaining net book value of such IT Equipment, plus any amounts due by Syneos Health in connection with the lease or rental termination and costs associated with the storage and disposal of said IT Equipment.

(ii)       dispose of the Fleet Vehicles and pay Syneos Health the net loss on such Fleet Vehicles. Net loss is calculated the difference between the remaining net book value of such Fleet Vehicles and the actual net price received by Syneos Health for the disposal of such Fleet Vehicles, plus any amounts due by Syneos Health in connection with the lease or rental termination and costs associated with the transportation, storage, and disposal of said Fleet Vehicles.

(c)        Notwithstanding Section 4(a) of this Project Agreement, Client may immediately terminate this Project Agreement upon prior written notice to Syneos Health, in the event that the United States Food and Drug Administration (the “FDA”)has caused the withdrawal from the market of the Product, and such withdrawal causes or will cause this Project Agreement and/or Client’s commercialization of the Product to no longer be commercially viable (such commercial viability to be mutually determined by the Parties in good faith); provided, however Client shall pay Syneos Health for all fees and expenses under this Project Agreement incurred through the effective date of such termination.

(d)        In the event of a change of control, or assignment to a successor in interest in accordance with Section 14(b) of the Agreement, the assignee or successor in interest may terminate this Project Agreement by providing Syneos Health with [***] prior written notice; provided however, that if such termination by assignee or successor in interest occurs [***], assignee shall pay for all fees and noncancelable expenses under this Project Agreement incurred through the effective date of such termination and assignee shall pay a termination fee for each Sales Representative and Telesolutions Agent allocated hereunder in accordance with the below table schedule:

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5.         Conversion

(a)        Notwithstanding Section 7 of the MSA, during the Term (or any Additional Term), Client may solicit, employ or retain the Syneos Health Sales Representative(s), DM(s) or Telesolutions Agent(s) performing Services hereunder (each a “Conversion”) upon [***] prior written notice to Syneos Health. In the event of a Conversion, Client may elect to either:

(i)         backfill the position subject to such Conversion as to maintain the number of Syneos Health Sales Representatives and DMs as outlined in Exhibit A and Telesolutions Agent as outlined in Exhibit B and pay Syneos Health a recruitment fee for replacement/backfill per the table below; or

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(ii)       Scale Down the respective position pursuant to the terms of Section I(c)(ii) of Exhibit F and pay Syneos Health the Conversion Fee outlined in the below table based on the actual date of such Conversion.

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[***]

(iii)      The Parties shall meet to agree upon Project Team composition in the event of conversion.

(b)        Client understands and agrees that Syneos Health cannot guarantee that the Syneos Health Sales Representative, DM or Telesolutions Agent will agree to participate in a Conversion.

(c)        In the event Client implements a Conversion, the Parties agree that any and all training materials created by Syneos Health, without the use of any Client Confidential Information, and made available to the Syneos Health Sales Representative(s), DM(s) or Telesolutions Agent(s) will be immediately returned to Syneos Health, it being understood and agreed that the Syneos Health proprietary training modules constitute valuable and proprietary information of Syneos Health and are subject to the confidentiality obligations set forth in Section 6 of the MSA.  Within [***] of implementing a Conversion, Client shall return to Syneos Health any originals and copies of Syneos Health proprietary training modules, which had been in the possession of the converted Syneos Health Sales Representative, DM or

Telesolutions Agent.

6.         Fees

Set forth on Exhibit F are the fees to be paid by Client to Syneos Health for the performance of the Services.

WHEREFORE, the parties hereto have caused this Project Agreement to be executed by their duly authorized representatives on the day and year first above written.

AGILE THERAPEUTICS, INC.	INVENTIV COMMERCIAL SERVICES, LLC

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

EXHIBIT A

THE DETAILING SERVICES

Syneos Health will provide Client with a field force that shall consist of [***] full-time sales representatives (the “Representatives”) consisting of up to [***] senior representatives (the “SR. Reps” and collectively with the Representatives, the “Syneos Health Sales Representatives” or “Sales Representatives”) who shall detail Client’s Product by making Calls pursuant to a Call Plan on Targets in two waves of deployment as defined in the below table.

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The Sales Representatives will be managed by up to [***] district managers (the “DMs”) who will also be Syneos Health employees.  Syneos shall also provide [***] national sales director (the “NSD”).  The Sales Representatives, DMs and NSD may be referred to collectively herein as the “Sales Team”. For purposes of clarity, the Implementation Fees and Fixed Monthly Fees outlined in Section I(a) and (b) of Exhibit F includes the headcount for Wave One, the Telesolutions Agents, Sales Representatives, and the DMs.  The Fees associated with the Wave Two headcount shall be handled as a Scale Up pursuant to Section I(c)(i) of Exhibit F.  Syneos Health shall adjust the Fixed Monthly Fee prior to the initial fill of any Project Team member, pro-rated for any partial months, according to the Fixed Monthly Fee table outlined in Exhibit F, Section I(c)(i).

In the event that the Parties desire to increase the type and / or number of Sales Team members providing Services under this Project Agreement they may do so by utilizing a Sales Team Member Request Form (the “Request Form”) in a format that is substantially similar to the one attached hereto as Attachment 1. The details set forth in the Request Form shall be mutually agreed upon by the Parties. For clarification, the Request Form may not be used in those situations where it is the intent of the Parties to amend terms and conditions of this Project Agreement other than those specific items set forth on the Request Form.

I.          ADDITIONAL DEFINED TERMS

(a)        “Call” means the activity undertaken by a Sales Representative to detail the Product, further described as a face-to-face presentation by a in Sales Representative to a Target and will include providing the Product Literature (as directed by Client).

(b)        “Call Plan” means a plan jointly designed by Client and Syneos Health, which is intended to enhance the efficiency and effectiveness of the Sales Team in making Calls. The Call Plan will be maintained by Syneos Health at its offices with a copy of such Call Plan maintained by Client at its offices, and may be amended or reconfigured from time to time solely at Client’s written request (limited quarterly updates are included in the current fee) with Client paying Syneos Health a fee pursuant to the Standard Pricing Table outlined in Exhibit A-1, Section 3.1.1(d)(5), as agreed upon in writing, for the performance of such amendment or reconfiguration services. Client may add products to the call plan, which may be either products owned by the Client or those for which the client has entered into a co-promotion agreement without having an impact on the monthly fees. If a Call Plan requires amending or reconfiguration a Change of Scope document would be executed by both Parties and the Standard Pricing Table see Exhibit A, Section 3.1.1(d)(5) would apply as applicable.

(c)        “Deployment Date” means the date of the first Call by a Syneos Health Sales Representative, which is anticipated by the Parties to be on or about [***]. Notwithstanding the date set forth herein, the Deployment Date will be the actual date of the first Call by a Syneos Health Sales Representative.

(d)        “Healthcare Professional” or “HCP” means a person, other than an individual patient, including, without limitation, any medical or health care professional or entity in a position to purchase, lease, recommend, use, influence or arrange for the purchase or lease of, or prescribe the Products with whom Syneos Health Sales Representatives come in contact with in connection with providing the Services hereunder.

(e)        “Product” shall mean Twirla®.

(f)        “Product Literature” shall mean promotional, informative and other written information concerning the Product. All Product Literature shall be prepared and provided by Client. The Syneos Health Sales Representatives shall utilize the Product Literature when making Calls.

(g)        “Sales Team Hire Date” means the date the first Syneos Health Sales Representative is assigned to the Sales Team.

(h)        “Targets” mean the licensed practitioners who are identified by Client as potential prescription writers and/or customers for the Product as provided by Client to Syneos Health.

II.        HIRE STATUS, FLEET, TRAINING AND MEETINGS

(a)        Hire Status—Generally. Upon completion and approval by the parties of the field alignment and profile (including approval of the final number of Sales Team members), Syneos Health will commence recruiting and hiring activities for the Sales Team members.  In the event that Syneos Health receives notification to commence recruiting and hiring activities with respect to a position or territory, and that position or territory is subsequently cancelled by Client at any time after [***] from the date of such notification, then Client shall pay a cancellation fee to Syneos Health in the amount of [***] for each such cancelled position or territory.

(b)        Hire Status—Provisioning. Syneos Health shall provide following:

(i)   Salary, benefits, and incentive compensation as agreed by Client to the Sales Team members.

(ii)       Fleet Vehicles and fleet management services for the Sales Representatives include the following:

(1)        Coordination of department of motor vehicle (“DMV”) checks and confirmation of completion for all employees in Fleet Vehicles

(2)        Management of vendor involvement for accidents, fuel cards, and insurance

(3)        Coordination of delivery of bridge rentals or Fleet Vehicles dependent upon background and DMV check completion, timeline of deployment and vehicle availability

(4)        Recommendations for snow belt vehicles as applicable for project

(5)        Ordering new vehicles or transfer of existing surplus vehicles dependent upon team size, availability and Client budget

(6)        Timely pick-up of fleet vehicles through third-party vendor for terminations and leaves of absence (“LOAs”) as appropriate

(iii)      The above stated fleet management services shall assume the following:

(1)        Timely notification of territory and district locations for vehicle placement

(iv)       Human resources management services for the Sales Team to include, but not be limited to, the following:

(1)        Creation, distribution, and tracking of offer letters and onboarding documents

(2)        Distribution of emails from background and drug screening vendors to complete required data for background screening and drug screen

(3)        Tracking of background and drug screening results (follow-up may be required)

(4)        New hire orientation

(5)        Works with project lead coordination on investigations of policy non-compliance, background and other performance issues

(6)        Coordination with leave and benefits administration as required

(7)        Delivery of termination notices, participation in notification calls regarding downsizing and conversions

(v)        Human resources management services assume the following:

(1)        Timely completion of background vendor required information through its link for new hires

(2)        Information regarding vacation, incentive compensation, expectations are available for inclusion in the offer letters

(vi)       Information technology hardware for the Sales Representatives to include iPads and laptop computers (including sales force automation software) and printers.

(vii)     CRM and operational support for the Sales Representatives as further described in Exhibit A-1.

(c)       Training - The training responsibilities of the Parties are as follows:

(i)         Syneos Health shall be responsible for training members of the Sales Team pursuant to Exhibit E.

(ii)       Client shall be responsible for training members of the Sales Team concerning all Product specific information including Product complaint handling procedures, applicable specific Client health care compliance policies and Client customer service policies and procedures, orientation to Client’s business, compliance with Applicable Law, and adverse event reporting policies and procedures. The Parties agree to work together to mutually determine if, when, and at what cost additional training shall be provided to members of the Sales Team.

(d)        All expenses associated with Plan of Action (POA) meetings and national training meetings shall be pre-approved by Client and be paid for by Client as a pass-through expense or direct billed to Client.

(e) Syneos Health will be responsible for providing credit cards to any Syneos Health Sales Team member as requested by Client who establishes credit-worthiness in accordance with standards established by Syneos Health’s corporate credit card provider. Client and Syneos Health shall establish appropriate limitations on the amount of available credit. In the event a Syneos Health Sales Representative is unable to establish credit worthiness, Client shall determine if it nevertheless desires to have a credit card issued to such Syneos Health Sales Representative. All credit card expenses shall be submitted and processed through the Syneos Health expense reimbursement system. In the event of a default on a credit card invoice by any Syneos Health Sales Representative (i.e., the expenses/receipts are not input into the Concur system), Client shall nevertheless reimburse Syneos Health for all business related expenses properly incurred by such field personnel in accordance with the Project Agreement which are substantiated through credit card statement documentation, and not otherwise entered in the expense management system.

III.       PERFORMANCE

If Client believes in good faith that the performance of any Syneos Health Sales Team member is unsatisfactory or is not in compliance with the provisions of this Project Agreement, Client shall notify Syneos Health and Syneos Health shall promptly address the performance or conduct of such person in accordance with its internal human resource policies. In the event that Client determines in good faith that a Syneos Health Sales Team member has violated any applicable law, regulation or policy, Client shall notify Syneos Health in writing. Syneos Health shall promptly address the issue and take all reasonable and appropriate action (including but not limited to termination of such employee). No such action shall be contrary to Syneos Health’s internal human resource policies and procedures, provided such human resource policies and procedures are in compliance with all Applicable Laws. If, despite any foregoing action by Syneos Health, Client is still reasonably unsatisfied with the performance of any Syneos Health Sales Team member, Client may request the removal of such Syneos Health Sales Team member by promptly notifying Syneos Health in writing, and Syneos Health shall remove the Syneos Health Sales Team member from the provision of Services hereunder. Any action taken pursuant to this Section III will be in accordance with Syneos Health’s internal human resource policies and procedure and the Applicable Laws governing employees. Syneos Health shall promptly notify Client if it becomes aware that any Sales Team member has violated or is alleged to have violated any applicable law, regulation or policy.

IV        CALLS AND TARGETS

The Syneos Health Sales Team shall provide Product Literature and Product samples (as needed) when making Calls as directed and approved by Client. Client is solely responsible for the content, production and distribution (to the Syneos Health Sales Representatives) of the Product Literature. Each Syneos Health Sales Representative shall record information concerning each Call, including but not limited to Product sample distribution, and concerning the profile of each individual Target (or other physician called upon) on whom the Syneos Health Sales Representative calls. Client shall permit Syneos Health to access and use all Target, sales and Call-related data that supports or is associated with the Services that are performed in accordance with this Project Agreement (the “Data”). The Data shall be used by Syneos Health for the purpose of evaluating the performance of its Sales Team members; and, provided that Syneos Health de-identifies all Client and Product specific components of the Data, for business development and analytics purposes.

V.        THE PRODUCTS

The Product shall be promoted by Syneos Health under trademarks owned by or licensed to Client and are Products which Client has all lawful authority necessary to market and sell the Products in all geographic areas where the Products are to be promoted under this Project Agreement. This Project Agreement does not constitute a grant to Syneos Health of any property right or interest in the Products or the trademarks owned by or licensed to Client. Syneos Health recognizes the validity of and the title of Client to all its owned or licensed trademarks, trade names and trade dress in any country in connection with the Products, whether registered or not. Client represents to Syneos Health that neither those trademarks, trade names and trade address nor the promotion of the Products by Syneos Health infringes on any intellectual property right of any other person or entity.

VI.       HIRING PROFILE

In selecting Sales Team members, Syneos Health will use the preferred hiring profile approved by Client. Syneos Health will take reasonable steps to confirm the accuracy of information concerning background and experience received from applicants for positions of Sales Team members. Syneos Health shall not knowingly employ or otherwise retain, or permit to be retained as a Sales Team member, a practicing physician or a person affiliated on a professional level with or employed by any physician, physician practice or other healthcare professional or provider or a person who is in a position to unduly influence the purchase of the Products.

VII.     BACKGROUND CHECKS

Syneos Health shall be responsible for performing drug testing and background checks of all

Sales Team members. Syneos Health represents and warrants that it will complete or cause to be completed a thorough background check of all Sales Team members. This will include, Criminal Check, Social Security Check, Drug Screen, Motor Vehicle Record Check, Education Check, Past Employer Check. Syneos Health further represents and warrants that it will perform or cause to be performed background checks to confirm that no Sales Representative:

a.          is an excluded person on the Office of Inspector General’s List of Excluded Individuals/Entities and is not on the General Services Administration Excluded Parties List (as of the date the background check is performed);

b.         is, so far as it is aware, an unfit or an improper individual for the performance of the Services;

c.          is, so far as it is aware, engaged in any fraudulent or unlawful activity, or other inappropriate conduct as measured by the other requirements of this Project Agreement.

Syneos Health shall institute prompt corrective or disciplinary action against any Sales Team member who fails to meet the requirements set forth in this Exhibit A. Syneos Health further agrees to cooperate and comply with all investigations by or on behalf of Client with respect to wrongdoing, or alleged or suspected wrongdoing, in respect of any obligations of Syneos Health or any Sales Team members under this Project Agreement.

VIII.    REPRESENTATIONS AND UNDERTAKINGS

(a)        [***].

(b)        Client represents that:

(i)         it recognizes that for Syneos Health to comply with its obligations hereunder, it shall need the good faith cooperation of Client to provide Syneos Health with the necessary materials and assistance required to enable Syneos Health to perform the Services;

(ii)       the Services being provided by Syneos Health are in furtherance of Client’s program of marketing and promoting the Products and as such, Client is responsible for ensuring, and further, Client represents and warrants, that the Client’s program being implemented by Syneos Health pursuant to the terms hereof (but not the implementation thereof by Syneos Health), strictly adheres to all applicable state and federal statutes, laws, ordinances, and the rules and regulations of all governmental and regulatory authorities, including but not limited to, the Federal Food, Drug, and Cosmetic Act and the Prescription Drug Marketing Act;

(iii)      it shall ensure that none of its employees add, delete or modify claims of efficacy or safety of the Products, nor makes any changes (including but not limited to, underlining or otherwise highlighting any language or adding any notes thereto) in the Product Literature, during the training on the Products or during any communications with Syneos Health employees;

(iv)       it shall ensure that none of its employees working with the Sales Team or in connection with the Services, directly or indirectly instruct any Syneos Health employee to pay, offer or authorize payment of anything of substantial value (either in the form of compensation, gift, contribution or otherwise) to any person or entity in a position to order, recommend or purchase the Products contrary to any law; and

(v)        neither it nor any of its employees directly or indirectly instruct any Syneos Health employee to make any representations or warranties relating to the Products that conflict, or are inconsistent with, applicable laws or the Food and Drug Administration approved labeling for the Products.

(iv)       Client shall:

A.        provide Syneos Health Sales Team members with all Product Literature and arrange for the provision of Product samples (as applicable).

B.         inform Syneos Health promptly of any changes which Client believes are necessary or appropriate in the Product Literature or in information concerning the Products in order to be in compliance with all applicable federal and state law, regulations and administrative guidance.

C.         Arrange for a timely and appropriate response to any inquiry concerning a Product communicated to Syneos Health from any licensed practitioner and communicated by Syneos Health to Client.

EXHIBIT A-1

FIELD OPERATIONS SERVICES (SALES TEAMS)

1.0       Executive Summary

This Exhibit A-1 describes the scope of work, deliverables, and assumptions for field operations initial implementation and ongoing annual support for the Project (as defined in Section 3.1.1(a)).  Any changes to the assumptions, deliverables, or scope of work described in this Exhibit A-1, or any new work request(s), will follow Section 3.1.1(d), Change Control Process of this Exhibit A-1.

2.0       Scope of Services

The following service areas are part of field operations initial implementation and ongoing annual support:

•     Operations Management

•     Customer Relationship Management (CRM)

•     Customer Master Source Data & Validation

•     Travel and Expense Management

•     Transparency Reporting

•     Data Management

•     Analytics and Reporting

•     Targeting, Alignment and Call Plan Administration

•     Incentive Compensation Management

•     Field Support Services

•     Technology Training Services

•     LMS System Support

•     Quality Management and Assurance

3.0       Scope of Work Definition

3.1       Operations Management

3.1.1    As part of operations management, Syneos Health will provide the following:

(a)        Project Management.  Syneos Health will provide a fully integrated project management approach for the implementation of the operations services (the “Project”) including the following:

(1)        Leadership of Project kick-off meeting to include review of scope, timelines, and assumptions for each functional area, Sales Team member introduction, and status reporting formats and meetings.

(2)        Integration of all Project activity, timelines, and deliverables across all functional areas into a consolidated Project schedule.

(3)        Leadership, facilitation, and documentation of all meetings, including meeting notes and action items.

(4)        Management of the Project schedule including task management, escalation of issues, risk identification, and interdependencies through Project documentation including:

(i)         Issue tracker;

(ii)       Milestone tracker; and

(iii)      Action item tracker.

(5)        Project status meetings and Project status reporting, including weekly status reports and plan reviews with the Client.

(6)        Project close-out and lessons learned session to include any information that can be applied to the ongoing operational support of the Client after the initial implementation is complete.

(7)        Project management implementation deliverables including the following:

(i)         Weekly implementation schedule identifying Project activities and target completion dates.

(ii)       Weekly implementation log of risks, actions, issues, and key decisions (“RAID”).

(b)        Technical Operations Management.  Technical operations Project implementation deliverables include the following:

(1)       Ongoing communication plan;

(2)        Technical operations deliverables document identifying standard deliverables and key business rules – delivered within six (6) weeks of the first day in the field;

(3)       Monthly technical operations status report;

(4)        Monthly operation leadership meeting and supporting documents; and

(5)        Quarterly business review meeting and supporting documents.

(c)        Field Administrative Management.  Syneos Health will oversee all field administrative tasks, including the following activities:

(1)        Field Administrative Management—Implementation.

(i)         Project set up and roster management using Syneos Health’s proprietary master roster system;

(ii)       Onboarding of new hires, including all aspects of administrative systems and processes (e.g., travel, CRM system, business cards, welcome memo, conference call accounts, fleet coordination, credentialing, licensure);

(iii)      Meeting planning logistics for national and POA meetings;

(iv)       Venue sourcing, hotel sourcing/booking, meal and events arrangements, ground transportation set up, flight arrangements, travel letter development, and budget tracking for national and POA meetings;

(v)        One (1) resource for on-site meeting support available, as needed;

(vi)       Training development and coordination;

•     Identify and coordinate Syneos Health/Client courses for LMS upload

•     Coordinate presenters/training schedules & agendas

•     LMS course completion monitoring

•     Post launch mastery training plan development

(vii)     Team Expense Travel and Budget Policy development.

(2)        Field Administrative Management—Ongoing Support.

(i)         Roster management and distribution;

(ii)       Continuation of meeting planning logistics, as described above, either with Client vendor(s) or as a stand-alone offering;

(iii)      Monitoring Project parameters and managing eligibility and payout of incentive compensation and awards within approved Project guidelines;

(iv)       Coordinate, route, track, and report operational initiatives, questions, or directives across all of the internal administrative departments, as well as external vendors and Client home office;

(v)        Review of monthly invoicing and budgets for adherence to Project P&L;

(vi)       Coordination with sample management and fulfillment vendor (if applicable);

(vii)     Coordination with Syneos Health compliance on HCP expense monitoring and reporting;

(viii)    Onboarding of backfill new hires to include all aspects of administrative systems and processes;

(ix)       Coordination of communication to the field;

(x)        Ad hoc reporting (e.g., turnover/vacancy reports, budget tracker);

(xi)       Monthly field employee roster audits; and

(xii)     Payroll processing;

(xiii)    Review and ensure all field expense reporting is completed, to include HCP reporting;

(xiv)     Field communication to include the following for the team conference call:

•     FAQ development with HR and business lead

•     Communication script

•     Project exit check list and acknowledgement

(xv)      Monitor return of Syneos Health property;

(xvi)     Monitor return of Client property (i.e., samples, marketing materials, etc.);

(xvii)   Coordination with fleet department on return of vehicle (if applicable); and

(xviii)  Deactivations of all Project specific accounts (i.e., conference call/WebEx, etc.).

(d)        Change Control Process.  During the Term of this Project Agreement, the Parties may mutually agree to alter the Field Operations Services outlined in this Exhibit A-1.  Such changes will be addressed as follows:

(1)        Assess the impact of scope changes on Project schedules, resources and pricing;

(2)        Provide a formal vehicle for approval to proceed with any changes to the Project Agreement;

(3)        Provide a Project audit record of all material changes to the original Project Agreement; and

(4)        If requirements arise that are outside the scope of this Exhibit A-1, a Change of Scope document (or an amendment to the Project Agreement, as applicable) will be submitted for Client approval following the below process:

(i)         Client requests additional requirements for new functionality or deliverables outside the scope of work provided herein.

(ii)       Syneos Health reviews change, meets with Client and internal team members to understand and scope Client expectations regarding business need, timelines, and other deliverable expectations.

(iii)      Syneos Health provides Change of Scope (or Amendment or new Project Agreement, as applicable) document, which outlines work effort, timeline and pricing impacts of the change.  Pricing will be determined based on standard rates provided below.

(iv)       Client accepts proposal and signs Change of Scope (or Amendment or new Project Agreement, as applicable) document which authorizes work to begin on the change request.

(5)        Standard Pricing Table.

Role	Price/HR
Software Development	[***]
CRM Configuration	[***]
Data Management	[***]
Alignment/Call Planning	[***]
Incentive Comp Modeling/Design	[***]
Analytics & Reporting	[***]
Project Management/Business Analysis/Solution Design	[***]
Testing	[***]
IC Administration	[***]
Training (Content/Delivery)	[***]
Hardware/Help Desk	[***]

3.2       Customer Relationship Management (“CRM”)

3.2.1    CRM; Client Configuration and Available Functionality.  Syneos Health will provide a CRM application.  Additionally, within its CRM application, Syneos Health will set-up a single, Client-specific, dedicated CRM environment configured specifically to the Client’s business rules (the “Client Configuration”).  The core functionalities within the Client Configuration are as follows, and will be configured by Syneos Health upon selection by Client:

(a)        Customer profile management across account types (individuals and organizations);

(b)        Call recording, reporting, and loading of Call plans;

(c)        Closed-Loop Marketing (“CLM”), loading and presentation of digital media as part of integrated call record;

(d)        Sample management and recording of samples and physician signature capture as part of integrated call record, including Prescription Drug Marketing Act (PDMA), CFR Part 11 Validation, if requested by Client;

(e)        Medical Inquiry Request Form (“MIRF”) including physician signature capture;

(f)        Field Coaching Report (FCR) configuration;

(g)        Pre-established reports and dashboards to enable field and field management performance (online only); and

(h)        iPad/online platform options including online/home office PC, field tablet PC, and iPad to support mobility needs and improved customer interaction.

3.2.2    CRM; Client Configuration Development and Implementation. CRM implementation will be led using an agile development approach including the following deliverables:

Project Deliverable	Definition
Initial Requirements

Demonstration of the Client Configuration; and discussion of Client needs and business environment to support the general usage and end-user experience; will include accounts, functions, Call types, products, customer profile maintenance, etc.

Alpha Review

First iteration of the Client configuration based on requirements gathered in the Initial Requirements session. Detailed demonstration of the Client Configuration for more in-depth review of Client requirements.

Configuration Requirements Document (“CRD”)

After the Alpha Review, Syneos Health will provide the Client with a draft CRD document which summarizes all end-user system requirements taken from both the Initial Requirements and Alpha Review sessions. The CRD will form a basis for the final Client Configuration specifications, risk assessment, testing, training, and validation (if applicable).

Beta Review	The final phase of the Client requirements will be a Beta Review, which will allow for any changes to the Client Configuration system requirements for final testing and production readiness.
CRD Sign-Off

Any changes or additions to the Client Configuration requirements during the Beta Review will be incorporated into the final CRD and submitted to the Client after the Beta Review session for final approval and signature.

3.2.3    Client Configuration Assumptions. The scope of the Client Configuration CRM delivery and associated timelines for the Project assumes the following:

(a)        Necessary Client members are available for the Initial Requirements, Alpha Review, and Beta Review meetings (each typically 3 hours), based on the weeks assumed in the agreed upon Project plan (Alpha Review/Beta Review may be done via WebEx);

(b)        Sign-off of documentation within 5 days of delivery by necessary Client members;

(c)        No customization of code outside of CRM provided configuration capabilities;

(d)        Use of standard MIRF functionality and data extracts to medical information;

(e)        Client Configuration/CRM does not include Adverse Events/Pharmacovigilance (“AE”) reporting or recording.   An alert is setup in the CRM system to remind field users of the appropriate number/process to communicate to HCPs;

(f)        Linking to company or external web-based systems within CRM tab structure;

(g)        Access to Syneos Health Veeva Vault for Client approved content including:  CLM presentations and approved email templates.  Alternatively, Syneos Health Veeva Vault may be setup to attach directly to Client internal Veeva Vault system in cases where Client is using Veeva Vault for internal Medical, Legal, Review (“MLR”).  Syneos Health Veeva Vault is not used for internal Client MLR usage, only for field delivery of approved content;

(h)        Sample management functionality, if required, and data feeds for sample shipments, SLN validation, and sample product information as determined by Client requirements;

(i)         Inclusion of sales data within standard Veeva reporting functionality (online only);

(j)         Field Coaching Report originates from manager, not representative, including data entry only.  Form will not be pre-populated with any data from any source;

(k)        Call history within the Sales Force Automation (“SFA”) system not to exceed 15 months (5 Quarters) without purchasing additional data storage from Salesforce.com;

(l)         External access for Client home office administrators can be granted with change control processes in place to ensure integrity of Syneos Health production environment, with additional license costs as dictated by home office license pricing in contract; and

(m)       Ongoing support for CRM system including tier 2/technical support for escalated calls from field support desk, and home office support needs;

3.3       Customer Master Source Data and Validation

3.3.1    Veeva Network and Veeva OpenData Validation.

(a)        Syneos Health shall provide a near real-time customer validation process leveraging the integration of Veeva Network and Veeva OpenData.  This combination gives direct access to Veeva OpenData for adding and changing of HCP and HCO data, which allows for field users to search, add, and immediately pull-down HCPs/HCOs industry standard identifiers and compliance information, such as SLN and DEA, upon adding the new prescriber, as opposed to waiting the standard 2-3 weeks for weekly data exports and validation.

(b)        Client and Syneos Health’s targeting and alignment team will also have access to Veeva OpenData for sales or marketing research, such as to identify initial target universe, ongoing target adjustments, new product or market evaluations, etc.

(c)        The Veeva Network service includes the following:

(1)        Configuration and support for utilizing Veeva OpenData and the Veeva Network to allow for this Customer Master Data solution to control the universe in the CRM system and to provide for data stewardship services via Veeva OpenData provided controls.

(2)        Data change requests can be submitted by field users to the Veeva OpenData data stewards, which increases efficiency and decreases timelines associated with routine action request processing for universe changes discovered by the field.

(3)        The Veeva Network account search will allow for the field to search the Veeva OpenData Customer Master Data for any HCP or HCO that meets the search criteria, and provides the ability to add that HCP or HCO to their Veeva CRM territory.  The information included is pre-validated by Veeva OpenData so an eligible HCP can be sampled immediately. Additionally, all valid address information known for that account will be brought down with the HCP or HCO selected.

(d)      The Veeva OpenData service includes access to the following data set:

(1)        Licensed field and home office users have access to entire customer universe (HCPs, HCOs, addresses, affiliations) in the Veeva OpenData customer universe.

(2)        Usage of compliance data scrub – for industry standard identifiers SLN, NPI, DEA #s for initial and ongoing data validation.

(3)        Usage of data hygiene scrub – for HCP demographic data such as address, specialty etc. for initial data validation.

(4)        Access to email address data is not included in standard offering but may be available on a per record basis for marketing initiatives as needed and is recommended for usage if Client is implementing enhanced approved email functionality (not included in base CRM license).

3.4       Travel and Expense Management

3.4.1    Travel & Expense Set-Up and Ongoing Services.  Syneos Health shall leverage its then current travel and expense (“T&E”) management system application (and solution provider) (collectively, the “T&E Management Solution”), currently Concur, for capture and reimbursement of all expenses incurred by Syneos Health employees recruited for the Client’s Project, and for HCP data capture necessary for transparency reporting. The T&E Management Solution assumes the following:

(a)        Required Client members are identified and available for requirements gathering;

(b)        Client’s requirements align with the standard baseline Concur configuration, (i.e. able to utilize existing expense types, approval workflow, etc., without customization);

(c)        Completion of Configuration Request document for Project set-up based on Client spend limits and business rules;

(d)        Acceptance of Syneos Health universe for HCP selection utilizing Medpro Concur Connect;

(e)        Ongoing support for Concur T&E management system including tier 2/technical support for escalated calls from field support desk;

(f)        Changes to or additional audit rules may be requested post-deployment;

(g)        On-going roster management as teams expand or re-align (including territory and manager changes);

(h)        Information on areas such as Amex cards, mileage rates, report approvers, etc. are communicated and decided on at onset of implementation based on Client business rules;

(i)         T&E management system setup and support is only provided for Syneos Health employees. If any Client employees are supported, Client will be responsible for the deployment of the T&E management system and capture of any HCP meal spend, etc. for the Client employees;

(j)         Coordination of Learning Management System (“LMS”) Project set-up and communication of system access and viewing of Concur module to new hires/end users;

(k)        Inclusion of Expense Management in Technology Training sessions; and

(l)         Tracking of completed Concur module review in LMS per user.

3.4.2    Travel & Expense Deliverables.  The T&E management system application work stream will be managed by the Operations Manager, the Concur system subject matter expert, and the compliance lead, and will include the following deliverables:

Project Deliverable	Definition
T&E Guidelines	General Syneos Health guidelines provided to assist the Client in developing their T&E program; this can be reviewed and modified by Client as required.
Compliance Business Rules Document

Detailed document describing all compliance business rules associated with the Client Project. A draft will be provided with Syneos Health’s base business rules and guidance with review and modifications as needed, and approval by Syneos Health and Client.

ERD (Expense Requirements Document)

Detailed document describing standard Concur functionality and Client-specific business rules based on requirements gathering and configuration request.

Following internal review, final document will be reviewed and approved by Syneos Health and Client.

Training Documentation	Training documentation provided to field users and management with guidance on T&E management system application and compliance business rules and usage.

3.5       Transparency Reporting

3.5.1    Background.  H.R. 3590, Section 6002: “Transparency Reports and Reporting of Physician Ownership or Investment Interests,” also referred to as the “National Physician Payment Transparency Program” a/k/a the “OPEN PAYMENTS” or “Sunshine Act” and H.R. 3590, Section 6004: “Prescription Drug Sample Transparency,” requires certain data collection and reporting regarding  payments or transfers of value and drug sample distribution  to physicians.

3.5.2    Data Management.  Syneos Health will provide the following data management services to Client:

(a)        Regular reports of HCP-related meal expenses in Syneos Health’s standard format;

(b)        Regular reports Syneos Health’s standard format of items of value non-sample items left with HCPs;

(c)        Syneos Health will run full-cycle system testing and support UAT testing; and

(d)        All reports will be clearly defined in terms of layout, content and delivery in the Data Requirements Document.

Syneos Health will work with Client in the data requirements process to confirm the file format, data elements, file delivery process and frequency to meet Client specifications for transparency reporting and Client System Integration.  Syneos Health’s Monitoring and Auditing processes for transparency reporting is detailed in Exhibit C, below.

3.6       Data Management

3.6.1    Generally.

(a)        Syneos Health will provide data loads and data integration services for standard data imports and exports.  Data management services includes data flowing to and from the Veeva CRM application, including Client data sources, third parties (i.e. sales data), or service partners.  The data management team will work with the Veeva CRM, and analytics and reporting tools, to ensure that all Client business rules and data requirements are understood and planned for in the overall implementation plan.

(b)        A full description of all data files and formats for data interfaces will be provided in the Data Requirements Document (“DRD”), which will be included as part of the Project Plan with necessary approvals from the Client and Project leads.  The DRD will also include a Production Schedule, for ongoing data management services.

3.6.2    Data Loads, Imports and Extracts—Standard.   The Project assumes use of standard data loads and file formats for all initial and ongoing data support as provided below:

(a)        Standard initial data loads shall use agreed upon Syneos Health/Client formats including:

(1)        Territory hierarchy;

(2)        Customer universe, alignments, and Targets/Call plans;

(3)        Product information; and

(4)        Call history (if required).

(b)        Standard reoccurring data imports shall be conducted at set frequencies and in agreed upon formats within five (5) business days of receipt as needed for the following:

(1)        Prescriber/account sales data (weekly & monthly);

(2)        Prescriber payer data (weekly & monthly);

(3)        Call Plan/Targets (quarterly); and

(4)        Customer universe updates—validation responses (weekly).

(c)        Standard reoccurring data extracts shall be provided at set frequencies to either home office or third-party vendors as needed for processing to include:

(1)        Call/activity data (weekly or monthly – Syneos Health to provide within 5 business days from the end of the cycle);

(2)        Medical inquiries (daily);

(3)        Sample activity (weekly or monthly – Syneos Health to provide within 5 business days from the end of the cycle);

(4)        Extracts supporting Transparency Reporting in Section 3.5 (monthly or quarterly);

(i)         DME Spend data from Concur;

(ii)       Items of value, open payments reports;

(iii)      Hand-carry sample reports for ACA 6004 (Knipper clients only); and

(5)        Customer Universe Validation Requests (weekly – Syneos Health to provide within 5 business days from the end of the cycle).

(d)        Standard data maintenance services will be provided for the ongoing support of the systems and data at fixed frequencies as defined below to include:

(1)        State license validation process to reduce field impact in sampling (weekly);

(2)        PDRP flagging on accounts (monthly);

(3)        Routine merging of accounts (quarterly);

(4)        Setup of integration between Veeva CRM and data warehouse, which allows roster, Territory hierarchy and Product management to be seamless (daily);

(5)        Processing of action requests (Client data changes) (quarterly);

(6)        Time off Territory and holiday updates (monthly);

(7)        Ongoing maintenance of sales and payer data (weekly or monthly based on sales data provider availability);

(8)        Training database setup and management (quarterly);

(9)        Tier 2/technical support for data issues routed from the Field Support Desk (daily);

(10)      Customer sales data extracts for IC (as defined in Section 3.10) processing (monthly); and

(11)      Customer sales data and Call/activity extracts for A&R processing (monthly).

3.6.3    Assumptions.  The scope of the data management delivery and associated timelines for the Project assumes the following:

Project Deliverable	Definition
Initial Requirements	Discussion of client needs regarding data loads, extracts, and imports and finalization of Project plan and scope based on SOW assumptions and change management process
Third Party Agreements (TPA)

Syneos Health will secure, in coordination with Client, any rights and licenses that Syneos Health needs from external vendors such as sales data companies which require TPA for data services to be provided

DRD (Data Requirements Document)

Syneos Health will provide the Client with a DRD document which summarizes all data loads, imports, and extracts, as well as any business rules, frequencies, and formats associated with the data services to be provided as part of implementation and ongoing data management services, the DRD draft will be reviewed, modified as needed, and signed by the Client to confirm Project deliverables

Test Files	The Client or third parties will provide needed test files in specified formats and agreed dates in the Project plan based on the implementation schedule
Final Production Files	The Client or third parties will provide final production files in specified formats and agreed dates in the Project plan based on the implementation schedule

3.6.4    Non-Standard; Changes.  Any additional data feeds not included in the standards as defined above, or changes to data exchanges or maintenance subsequent to the approved DRD will follow the change control process and rate schedule set forth in Sections 3.1 and 3.1.1(d) respectively.

3.7       Analytics and Reporting

3.7.1    Veeva CRM Dashboard Reporting.

(a)        Reporting Generally; User Types.  The Project assumes general field activity reporting will be provided in the Veeva CRM Dashboard Reporting environment utilizing Syneos Health’s pre-configured reporting tools to optimize field performance and implementation setup time. Syneos Health reporting will be provided for the following user types aggregated based on the user type’s span of control:

(1)        Representative (Territory level);

(2)        Field Management (regional level); and

(3)        Home Office (national level).

3.7.2    Veeva Report Configuration and Templates.

(a)        Syneos Health will configure the reporting tools to include Client specific fields and terminology, where applicable, within Veeva and SalesForce.com guidelines. Veeva requirements, development, and deployment will follow the requirements and format as provided in the Veeva CRD as stated in Section 3.2, and may include the following: field activity, including the following: Call activity, Call plan adherence, sample activity, CLM utilization, synchronization monitoring, manager exceptions, and/or administration.

(b)        Report Templates.  The Veeva template field reporting package is designed to drive sales behavior in the following ways:

(1)         Evaluation of prescriber sales for pre-Call planning from account summary report;

(2)        Measure that the most valuable drivers of sales were detailed and sampled in accordance with the recommended Call plan - account/physician –

(i)         Average Calls per day –reviews Call activity against Target or segmentation;

(ii)       Reach and frequency can be found on analytics tab;

(iii)      Call plan information can be found on the Call plan tab; and

(iv)       Call Plan Analysis Report can be found on the analytics tab.

(3)        Measure the impact of detailing and sampling on sales –

(i)         Effort vs. results report can be found on the analytics tab.

(4)        Examine the landscape for the product to identify top sales accounts and potential –

(i)         Territory sales analysis—reviews trends in Client Product and competitive landscape; can be found on analytics tab;

(ii)       Territory payer analysis –examines payer information; can be found on analytics tab; and

(iii)      Territory comparison report—compares sales performance at the Territory level for all territories within span of control; can be found on analytics tab.

(5)        Report Template Table.

Template Reports	Base Assumptions	Standard Frequency
Account Summary	Prescriber based product level prescription data	At same frequency as sales data (aka prescription data) delivery to Client
Activity/ Administrative

1.      Reviews key territory and/or district performance indicators with drill down details for:

a.     Interactions

b.     Detailing

c.     Sampling

2.      Review key territory and/or district administrative metrics with drill down details

3.      Any information collected within a check box or drop down list into the Veeva systems can be aggregated into a dashboard element.

4.      Text box information can be rolled into a report but not the dashboard.

5.      Dashboards can have up to 20 measurement elements

6.      All Dashboard elements are pictorials which aggregate data from an underlying report

Real time as of last synchronization and refresh

Template Reports	Base Assumptions	Standard Frequency

7.      All pictorials are flexible but limited to two dimensions

8.      Color selection is not an option

9.      Filters can be applied to comparable data

10.    Reports can be filtered by user level (Field, Management, Home Office)

11.    Other Reportable Activity:

a.     System Utilization

b.     Pending Interaction (Exception/incomplete information)

c.     Time off Territory

d.     Synchronization Reports

e.     Interaction by Date and Time

f.      Field Action Requests

12.    Account Demographics

a.     Target/Non-Target

b.     Account Type (practitioner, pharmacy, staff, etc.)

c.     Specialty

d.     Segmentation

e.     Custom Profile Attributes

13.    Closed Loop Marketing (CLM)

a.     Slide Utilization as % of Calls

b.     View Duration

c.     Ranking of Slides by View count and Average Duration

d.     Viewer Reaction (Positive, Neutral, Negative)

Reach and Frequency	Adapted to specific activity measurements and goals within set up matrix (calls, targets only, reach, frequency, sample distribution)	Real Time as of last synchronization and refresh
Average Calls Per Day	Average Calls Per Day versus goal	Real Time as of last synchronization and refresh
Territory Sales Analysis	1. Adapted to specific product/market definition 2. Monthly prescriber-based product level prescription data; Up to 3 promoted products	At same frequency as sales data (aka prescription data) delivery to Client
Territory Comparison (Mgmt supplement)	1. Adapted to specific product/market definition 2. Monthly prescriber-based product level prescription data; Up to 3 promoted products	At same frequency as sales data (aka prescription data) delivery to Client

Template Reports	Base Assumptions	Standard Frequency
3. Comparison of sales data amongst the assigned span of control
Territory Payer Analysis	1. Monthly payer-based product level prescription data 2. Analysis of the prescriber payer 3. Top payers 4. Comparison of payer market products	At same frequency as sales data (aka prescription data) delivery to Client
Effort vs. Results aka Impact Report	1. Adapted to specific product/market definition 2. Up to 3 promoted products 3. Monthly prescriber-based product level prescription data	At same frequency as sales data (aka prescription data) delivery to Client

3.7.3    Custom Analysis & Insights.

Additional work-effort will require work estimates and Change of Scope as detailed in Section 3.1.1(d), to be coordinated by the PM.

3.8       Targeting, Alignment and Call Plan Administration

3.8.1    Generally.  Syneos Health will provide targeting and sales force alignment services for optimization of key targets. The goal of these services is to:

(a)        Optimize geographic coverage on the most valuable Targets while balancing Territory workload;

(b)        Target list generation based on business-specific workload parameters including the incorporation of any segmentation, detailing and frequency provided; and

(c)        Identification of uncovered white space geography.

3.8.2    Deliverables.

(a)        Metropolitan Statistical Area (MSA) overview;

(b)         Alignment summary including coverage of top targets;

(c)         Uncovered geography summary;

(d)         Mapping at territory, district and national levels;

(e)         Zip-Terr;

(f)         Span of control; and

(g)         Target list.

3.8.3    Assumptions.

(a)        The scope assumes the following:

(1)        Alignment will be created utilizing Syneos Health’s preferred alignment software;

(2)        Territory workload parameters and Project assumptions are agreed upon before work starts;

(3)        All third-party agreements are signed off on before work starts;

(4)        If third-party data purchased by Syneos Health will be passed through to Client;

(5)        Client will supply physician level universe which will include best address.  Any workload specific data points will be mutually agreed upon by the Parties (i.e., Rx, Deciles, etc.);

(6)        One (1) per-deployment interactive alignment session for the field managers for minor geographic tweaks; and

(7)         Quarterly Target or Call plan updates will be managed through the Veeva Action Request process, with timing provided for call plan updates that represent [***] changes in territories, geographies or segmentation.   This will be done for alignment and Target updates each quarter, with District Manager/Sales Management reviews, per the agreed upon process between Client and Syneos Health.    Additional work-effort will require work estimates and Change of Scope as detailed in Section 3.1.1(d), to be coordinated by the PM.

(b)        Items not included in the assumptions:

(1)         Major realignments or re-targeting exceeding [***] changes in territories, geography, or segmentation such as new Target strategy, expansions, or down-sizing; and

(2)         Additional mapping and data analysis.

3.9       Incentive Compensation Management

3.9.1    Generally.  Syneos Health incentive compensation management will design and /or implement an annual incentive compensation (“IC”) plan and administer quarterly payouts.  Syneos Health IC personnel will facilitate an IC assessment meeting to ascertain scope of work, IC plan parameters, data availability, budget, IC plan goals and incentive compensation culture. Sessions will be led by Syneos Health IC employees experienced in the discipline of IC plan design and field performance measurements.  The assessment sessions are strategically structured to aid in the IC plan design, consisting of metrics aligned to business strategy. After the IC plan design has been approved by the parties, the Syneos Health incentive compensation department will implement, manage and administer IC plan.

3.9.2    Standard IC Services are inclusive of the following:

(a)        Post the launch year, which will include at least one full year from the date of launch, a single annual IC plan for each Client team (i.e. Sales and Sales Managers) for the covered field employees, with no more than two (2) Plan Updates (as defined herein) per year.  A “Plan Update” is defined as a change, which does not alter the IC plan structure thus resulting in an amendment to the IC plan.  Changes to IC plan structure, which require a new set of modeling, design work, and/or plan communication documentation are considered a “New Plan,” and may be subject to a separate Statement of Work (“SOW”).

(b)        The components of an IC plan will include the following:

(1)        Plan concept presentation deck;

(2)        Formal plan document with electronic signature;

(i)         Inclusive of:

•           Plan design measurements

•           Business rules

•           Data crediting

•           Calculations

•           Participation rules

•           Terms and Conditions

(ii)       IC Plan document will be reviewed by the following:

•           Syneos Health Sales Leadership

•           Syneos Health Human Resources

•           Syneos Health Corporate Compensation

•           Syneos Health Authorized Legal

(3)        Monthly spreadsheet (“IC Grid”) of calculated results (dependent on data availability and IC plan design);

(4)        Monthly field scorecards (dependent on data availability and IC plan design);

(5)        Quarterly payout administration in accordance with the Syneos Health payroll calendar;

(6)        A single contest/special performance for field force per year to include:

(i)         Contest Concept Presentation Deck;

(ii)       Formal Plan Document with electronic signature;

(iii)      Single payout administration in accordance with the Syneos Health payroll calendar; and

(iv)       Single contest grid and/or scorecard of contest results.

(7)        A single annual President’s Club contest/trip to include:

(i)         Results published in conjunction with the monthly IC reporting process.

(8)        Additional services and changes will be subject to the Change Control Process and subject to an amendment.

3.9.3    IC Plan Deliverables and Timelines.

(a)        Design Phase.

Category	Description	Duration/Timeline
IC Plan Meeting(s)	Initial Meeting to discuss: • Corporate Philosophy • Sales Goals/Objectives • Sales/Marketing Strategy • Business Rules • Data Inputs • Eligibility Requirements	1 day – initial meeting; subsequent follow-up meetings may be held to discuss pending topics or matters requiring further discussion from initial meeting. Maximum timeline 3 weeks
IC Modeling	Based on inputs derived from initial IC meeting(s), Syneos Health will create/provide IC deck illustrating: • Recommended IC plan(s) • Payout Scenarios/Distribution	• 1 week to provide recommendation • 1 week for feedback/follow-up • Additional time may be needed if data is required for modeling

Field Communication	IC Plan communication includes: • PowerPoint deck (Management Team & Sales force) • Word/PDF document (for IC plan participants/acknowledgement)	3 weeks (maximum) once IC plan has been finalized.

(b)        Implementation Phase.

Category	Description	Duration/Timeline
IC Plan Programming

•      Data Process Setup

•      SQL Programming

•      User Interface Setup

•      Report/Scorecard Programming

•      KPI/MBO Programming (if applicable)

•      Acknowledgement Portal Setup

•      Administration Portal Setup

•      Programming QC & Testing

•      Validation & QC of IC plan programming (independent of Programming QC)

•      Minor changes (cosmetic, etc.)

Maximum of 3 weeks after receipt of initial sales data file in final format

(c)        Maintenance/Management Phase.

Category	Description	Duration/Timeline
Plan Administration	IC plan processing • Report Generation o Payout Grid/Summary o Scorecard o Management Summary • IC plan QC • Report Distribution • Roster Management	4 weeks after receipt of monthly sales data file

• Eligibility; LOA; PIP; New Hire • IC Portal Maintenance • Acknowledgment • Administration

As IC is a passthrough expense to Client, Syneos Health encourages Client input on IC plan design.  In instances where Client has given input into the IC plan design or when Syneos Health implements an IC plan design created by Client, Client acknowledges and agrees that it shall use best efforts to timely approve such IC plan design.  The foregoing notwithstanding, in the event field force goals, dependent data, Client requested input, and/or plan documentation are not approved by Client and/or acknowledged by the field force within forty-five (45) calendar days into the then current IC plan period, Syneos Health reserves the right to implement either the IC plan which was utilized in the prior IC period or an Syneos Health standard best practice IC plan, and Client acknowledges that by engaging Syneos Health to perform incentive compensation management, Client is expressly consenting to the foregoing.

3.10     Field Support Services

3.10.1  Help Desk.  The Syneos Health field support service desk supports Syneos Health systems and operational processes for field user readiness and performance.

(a)        Field support service desk hours are Monday through Friday, 8am-10pm, Eastern Standard Time

(b)        Standard Syneos Health metrics and KPIs for call and ticket resolution

(c)        Field Support can be reached via telephone or via email

(d)        Knowledge base will be supplied for field support service desk based on Client business rules and system configuration

(e)        Standard monthly reporting will be provided along with post-rollout daily monitoring reporting for 2 weeks following each field deployment

3.10.2  Asset Management.

(a)        Syneos Health will provide asset management services ranging from hardware procurement, to configuration and deployment, and includes tracking IT assets throughout the life of the Project.  Syneos Health maintains a suite of standard Windows images and custom images available as needed.  Client hardware is asset tagged, scanned and secured in a locked area with restricted access for designated IT personnel.

(b)        Standard hardware platform includes:

(1)        Field laptop with carrying case

(2)        Apple iPad with cover

(3)        Printer

(c)        Users are given Syneos Health-hosted email boxes with the option to configure with Client-like domains/addresses to give the look and feel of a Client employee.

(d)        All Client launches include a [***] spare pool of hardware to be used as replacements in the event of breakage or theft/loss.  Repairs/replacements are shipped out to the end-users within 48 hours of receipt of broken hardware.

(e)        Passcode-protected iPads are deployed using our mobile device management software with remote-wipe capabilities for added security.  App packaging and deployment capabilities are available.  For clients opting for iPads with data plans, we can activate with one of the major carriers prior to shipment and then maintain that data plan throughout the life of the contract.

3.11     Technology Training Services

3.11.1  Generally.  Syneos Health will provide technology training services for the Sales Team.  The technology training services format follows Syneos Health’s core training content and facilitation approach.  Training delivery assumes the following structure:

(a)        Pre-learning home study training (e-modules)

(b)        Face-to-face training (up to 1 day)

(c)        Post-training mastery (up to 2 hours WebEx)

3.11.2  Content.  The training content will include key Syneos Health supported field hardware and applications including the following topics: iPad basics, Concur T&E, HCP Spend Capture, Veeva CRM, Veeva Analytics & Dashboards, and Customer Maintenance. New hire training will be delivered using the same content developed for implementation and offered at the frequency of one class per quarter, with the preferred Client format of either WebEx or face-to-face delivery.   Additional training is offered as needed following the Change of Scope process in Section 3.1.1(d) of this Exhibit A-1.

3.12     Learning Management System (LMS)

Syneos Health will supply Client with our standard LMS system for the delivery and tracking of all online training. Standard LMS reporting will be provided to internal Syneos Health leadership and Client for communication of training completion and verification of required compliance training. The LMS can contain a combination of Syneos Health and Client-created content to enable its use across all product, selling skills, soft skills, and compliance training and service as a central repository for all training records.

Standard LMS Service Levels are indicated in the below table:

Standard SLA Agreement - Content Load*
Task/Request	Timeline
Simple PDF Load	1-2 days
Simple SCORM Load	2-4 days
Simple Assessment	2-3 days
Registrations/Assignments for existing activities and users	24 hours
Add Additional users (upon notice)	End of next business day
Transcripts	24 hours
Complex Assessment	3-5 days
Complex Course with Assessment	5-7 days
High Stakes/Large Assessment	5-7 days

3.13     Quality Management and Assurance

3.13.1  Quality Management System (QMS).  All Client implementations are managed via an approved set of Standard Operating Procedures (SOPs) which are part of Syneos Health’s Quality Management System (QMS) under the Head of Quality Assurance. Key processes such as project governance, document control, CRM implementation and training are required for assigned operations personnel.  Other SOPs such as Change Control, security and access control, asset provisioning, and CRM end-user training are additional required training for implementation teams, which are also delivered and tracked within Syneos Health’s Learning Management System (LMS).

3.13.2  System Validation (Sampling Only).  When required by sampling, formal Computer System Validation (CSV) is conducted by professional validation resources following Syneos Health’s System Validation SOP. The work is driven by the approved Configuration Requirements Document (CRD), and includes a Validation Plan, Operational Qualification, Performance Qualification, Test Evidence (typically screen shots), Deviation Reports, Traceability Matrix and a Validation Summary Report.

4.0       Operations Services Termination and Data/System Conversion

Syneos Health will retain all documented business requirements, system configurations, and data collected during the term of the Project Agreement.  If the Client wishes to convert the field team pursuant to the Project Agreement, Client may have the option to continue on with Syneos Health-provided operations services to limit the disruption of field operations and leverage custom built systems, business rules and data integration. In such a case, a separate agreement will be established to confirm the scope and fees for any stand-alone operations services required.  Alternatively, the parties may agree to convert the pre-built CRM configuration utilized for Client, for a fee mutually agreed to by the parties, to cover the migration of data, requirements documentation, and transfer of CRM configuration ownership, training on Client configuration settings and administration, as well as the Project management of the operations conversion, all to ensure a successful migration.  Additionally, if the Client does not want to migrate the Syneos Health CRM configuration, the option may be made for Syneos Health to transfer Client data, business rules documentation, current data production schedules, and custom reporting formats for a fee mutually agreed to by the parties.  If Syneos Health provides any migration or materials, Client is solely responsible for the system knowledge and performance post-conversion.  Syneos Health may provide additional services based on the standard rates provided in the Change Control 3.1.1(d) of this Exhibit A-1.

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EXHIBIT B

TELESOLUTIONS SERVICES

Syneos Health will provide Agile with [***] full time telesolutions agents (the “Telesolutions Agents”) who shall detail Agile’s Product by making Calls pursuant to a Call Plan on Targets.  The Telesolutions Agents shall be managed by [***] shared Call Center Manager, allocated at [***] (the “CCM”). The Telesolutions Agents and CCM may be referred to collectively herein as the “Telesolutions Team.”

In the event that the Parties desire to increase the type and / or number of Telesolutions Agents providing Services under this SOW they may do so by utilizing a  Project Team Member Request Form (the “Request Form”) in a format that is substantially similar to the one attached hereto as Attachment 1.  The details set forth in the Request Form shall be mutually agreed upon by the Parties.  For clarification, the Request Form may not be used in those situations where it is the intent of the Parties to amend terms and conditions of this SOW other than those specific items set forth on the Request Form.

I.           DEFINITIONS

(a)        “Telesolutions Agent(s)” mean the full-time tele-solutions personnel who are Syneos Health employees hired, trained and assigned to provide the Telesolutions Services.

(b)        “Call” means the telecommunication-based discussion with an HCP (as defined in subsection (e) below).

(c)        “Call Plan” means a plan jointly designed by Client and Syneos Health, which is intended to enhance the efficiency and effectiveness of the Telesolutions Agents in making Calls.  The Call Plan will be maintained by Syneos Health at its offices with a copy of such Call Plan maintained by Client at its offices, and may be amended or reconfigured from time to time solely at Client’s written request (limited quarterly updates are included in the current fee), with Client paying Syneos Health a fee according to the Standard Pricing Table outlined in Exhibit A-1, as agreed upon in writing, for the performance of such amendment or reconfiguration services.

(d)        “Client Material” means all Client provided written, printed or graphic material, intended for use by the Telesolutions Team including call script / guide, visual aids, file cards, literature, clinical studies, reprints, drug information updates and any other promotional support items that Client deems necessary or desirable.

(e)        “Go-Live Date” means the date of the first Call by a Telesolutions Agent.

(f)        “Healthcare Professional” or “HCP” means a person, other than an individual patient, including, without limitation, any medical or health care professional or entity in a position to purchase, lease, recommend, use, influence or arrange for the purchase or lease of, or prescribe the Products who are contacted by Agents or who contact Syneos Health via the assigned project toll free number with inquiries regarding the Client’s Product (as defined in subsection (g) below).

(g)        “Product” shall mean Twirla®.

(h)        “Targets” means the HCPs who are identified by Client as potential prescription writers and/or customers for the Product as provided by Client to Syneos Health.

(i)         “Telesolutions Team Hire Date” shall mean the date that the first Telesolutions Agent is allocated to the Telesolutions Team.

II.        TELESOLUTIONS ACTIVITIES

Syneos Health shall be responsible for performing the following telesolutions activities as related to Agile’s Product:

(a)        Syneos Health will provide the following:

(i)         Third party data (phone number append, where applicable) purchased by Syneos Health in accordance with the business rules document will be billed to Agile as a pass-through expense.

(ii)       Standard Call activity reports will be provided to Agile on a weekly basis, focused on the Key Performance Indicators (the “KPIs”) determined for the project including successful qualification and scheduling metrics based on total target population provided.  The metrics and reporting layout will be defined, documented, and agreed upon during implementation in line with the business rules document.

(iii)      Coverage of up to [***] unique HCP Target records for the [***] Level 2 Telesolutions Agent

(iv)       Configuration of the Service Cloud CRM, including telephony integration.

1.   includes up to [***] question/answer survey configuration, email and SMS templates (each);

2.   AE process configuration using client specified form;

3.   call recording configuration (as determined applicable by client regulatory requirements); and

4.   call cycle configuration+IVR integration.

(v)        Development of an Agile approved Interactive Voice Response (IVR)/inbound Call flow which will facilitate automated transfers of callers to the appropriate team for handling, based on the reason for their Call.

(vi)        Syneos Health will support inbound customer service for HCPs returning calls and looking for more information.  HCPs will be offered Product details and the opportunity to request the follow up Product information email.

(vii)     Documentation, configuration and implementation of the initiative level business rules document and data load of HCP, office and territory data.

(viii)    Setup of follow up email templates (up to a maximum of [***] forms) which can be triggered as follow up to a phone interaction, with opt-in from the recipient.

(ix)       Setup of follow up fax template (up to a maximum of [***] forms) which can be triggered as follow up to a phone interaction, with opt-in from the recipient. Faxing template will be configured to support DTP sampling, as needed, and will be integrated with requirements of the sample fulfillment vendor.

(x)        Updates to the target list and agent assignments on a quarterly basis.

(xi)       Integration with sample fulfillment vendor and mailhouse (distribution of any hard copy materials). Any additional fulfillment integration or vendors may require additional work effort and scope with incremental setup and ongoing support fees.

(xii)     Agile approval of call guide must be received at least [***] prior to beginning telesolutions outreach.

(xiii)    A training plan that incorporates all Syneos Health required training, including tele-solution standard operating procedures and system training.

(xiv)     Append phone numbers to entire universe at initial load – target HCP/ HCP office data needs to be provided [***] prior to the Go- Live Date if the phone append is required and [***] prior to go live if viable, current phone number data is included in the file.

(xv)      Load Target universe with unique physician identifier that will link the record back to Agile systems.

(xvi)     Standard Call activity reports will be provided to Agile on a weekly basis, focused on the KPIs determined for the project including successful qualification and scheduling metrics based on total target population provided.  The metrics and reporting layout will be defined, documented, and agreed upon during implementation in line with the business rules document.

(xvii)   Agile will provide a direct contact that is responsible for development of HTML files that can be used to load to the CRM for email follow up communications.  The project assumes setup of up to [***] template emails with HTML files to be provided by third party.

(xviii)  Ongoing CRM Configuration modifications will be supported to provide continuous improvement of the program – including call outcome tags, detailed data capture requirements, call cycling plans.  Syneos team will provide up to [***] per month of Business Solutions design, CRM Configuration changes and Testing.

(xix)      Outbound Calls will consist of a touch point in [***] call cycles (each, a “Call Cycle”) over a twelve (12) month period, with up to [***] attempts per Call Cycle to reach a decision maker at each Target record, with the following assumptions.  The call prioritization and cycling to match this frequency will be configured in the Salesforce.com CRM.

1.         The number of Calls per day to a primary care office is approximately [***];

2.         The Total Office Call consists of messaging a clinical staff member (i.e., physician assistant(s) (PAs), nurse practitioner(s) (NPs), registered nurse(s) (RNs), medical assistant(s) (MAs), and certified medical assistant and registered nurse(s) (CMA and RNs);

(xx)      The goal will be to reach decision makers in the Target’s offices to drive awareness of the benefits and key features of the Product. Syneos Health will track data resulting from the discussions in a manner agreed to between the Parties. The program details are further described as follows:

1.    Outbound Calls to Targets in ‘whitespace’ (geographies which are not covered by a field-based representative) and/or territories with physical access restrictions, “low frequency” field covered Targets and other targets disseminated by Agile from time to time who have no field coverage.  Outbound Calls will focus on providing Product information, Product Literature, raising awareness of the benefits, key features and availability of the Product.

III.        STATUS, TRAINING AND MEETINGS

(a)        Hire Status—Generally. Upon completion and approval of the field alignment and profile, Syneos Health will commence recruiting and hiring activities for the Telesolutions Agent.  In the event that Syneos Health receives notification to commence recruiting and hiring activities with respect to a position or territory, and that position or territory is subsequently cancelled by Client at any time after [***] from the date of such notification, then Client shall pay a cancellation fee to Syneos Health in the amount of [***] for each such cancelled position or territory.

(b)        Hire Status—Provisioning. Syneos Health shall provide the Telesolutions Agent with the following:

(i)   Salary, benefits, and incentive compensation payments as agreed by Client.

(ii) Human resources management services to include, but not be limited to, the following:

(1)        Creation, distribution, and tracking of offer letters and onboarding documents

(2)        Distribution of emails from background and drug screening vendors to complete required data for background screening and drug screen

(3)        Tracking of background and drug screening results (follow-up may be required)

(4)        New hire orientation

(5)        Works with project lead coordination on investigations of policy non-compliance, background and other performance issues

(6)        Coordination with leave and benefits administration as required

(7)        Delivery of termination notices, participation in notification calls regarding downsizing and conversions

(i)   Human resources management services assume the following:

(8)        Timely completion of background vendor required information through its link for new hires

(9)         Information regarding vacation, and incentive compensation expectations are available for inclusion in the offer letters

(10)      Information technology hardware to include iPads and laptop computers (including sales force automation software) and printers.

(c)       Training - The training responsibilities of the Parties are as follows:

(i)         Syneos Health shall be responsible for training members of the Telesolutions Team concerning: Syneos Health human resource policies, procedures and administration and other applicable Syneos Health internal human resource and general compliance policies and procedures.

(ii)       Client shall be responsible for training members of the Telesolutions Team concerning all Product specific information including Product complaint handling procedures, applicable specific Client health care compliance policies and Client customer service policies and procedures, orientation to Client’s business, compliance with Applicable Law, and adverse event reporting policies and procedures. The Parties agree to work together to mutually determine if, when, and at what cost additional training shall be provided to members of the Telesolutions Team.

III.       PERFORMANCE

If Client believes in good faith that the performance of any Telesolutions Agent is unsatisfactory or is not in compliance with the provisions of this Project Agreement, Client shall notify Syneos Health and Syneos Health shall promptly address the performance or conduct of such person in accordance with its internal human resource policies. In the event that Client determines in good faith that a Telesolutions Agent has violated any applicable law, regulation or policy, Client shall notify Syneos Health (in writing). Syneos Health shall promptly address the issue and take all reasonable and appropriate action (including but not limited to termination of such employee). No such action shall be contrary to Syneos Health’s internal human resource policies and procedures, provided such human resource policies and procedures are in compliance with all Applicable Laws. If, despite any foregoing action by Syneos Health, Client is still reasonably unsatisfied with the performance of any Telesolutions Agent, Client may request the removal of such Telesolutions Agent by promptly notifying Syneos Health in writing, and Syneos Health shall remove the Telesolutions Agent from the provision of Services hereunder. Any action taken pursuant to this Section III will be in accordance with Syneos Health’s internal human resource policies and procedure and the Applicable Laws governing employees. Syneos Health shall promptly notify Client if it becomes aware that any Telesolutions Agent has violated or is alleged to have violated any applicable law, regulation or policy.

IV.        CALLS AND TARGETS

The Telesolutions Agent shall provide Client Material when making Calls as directed and approved by Client. Client is solely responsible for the content, production and distribution (to the Telesolutions Agent) of the Client Material. Each Telesolutions Agent shall record information concerning each Call, including but not limited to Product sample distribution, and concerning the profile of each individual Target (or other physician called upon) on whom the Telesolutions Agent calls. Client shall permit Syneos Health to access and use all Targets, sales and Call-related data that supports or is associated with the Services that are performed in accordance with this Project Agreement (the “Data”). The Data shall be used by Syneos Health for the purpose of evaluating the performance of its Telesolutions Team members; and, provided that Syneos Health de-identifies all Client and Product specific components of the Data, for business development and analytics purposes.

V.        THE PRODUCTS

The Product shall be promoted by Syneos Health under trademarks owned by or licensed to Client and are Products which Client has all lawful authority necessary to market and sell the Products in all geographic areas where the Products are to be promoted under this Project Agreement. This Project Agreement does not constitute a grant to Syneos Health of any property right or interest in the Products or the trademarks owned by or licensed to Client. Syneos Health recognizes the validity of and the title of Client to all its owned or licensed trademarks, trade names and trade dress in any country in connection with the Products, whether registered or not. Client represents to Syneos Health that neither those trademarks, trade names and trade address nor the promotion of the Products by Syneos Health infringes on any intellectual property right of any other person or entity.

VI.       HIRING PROFILE

In selecting the Telesolutions Agent, Syneos Health will use the preferred hiring profile approved by Client. Syneos Health will take reasonable steps to confirm the accuracy of information concerning background and experience received from applicants for positions of Telesolutions Agents. Syneos Health shall not knowingly employ or otherwise retain, or permit to be retained as an Telesolutions Agent, a practicing physician or a person affiliated on a professional level with or employed by any physician, physician practice or other healthcare professional or provider or a person who is in a position to unduly influence the purchase of the Products.

VII.     BACKGROUND CHECKS

Syneos Health shall be responsible for performing drug testing and background checks of all Telesolutions Agents. Syneos Health represents and warrants that it will complete or cause to be completed a thorough background check of all Telesolutions Agents. This will include, Criminal Check, Social Security Check, Drug Screen, Motor Vehicle Record Check, Education Check, Past Employer Check. Syneos Health further represents and warrants that it will perform or cause to be performed background checks to confirm that no Telesolutions Agent:

a.          is an excluded person on the Office of Inspector General’s List of Excluded Individuals/Entities and is not on the General Services Administration Excluded Parties List (as of the date the background check is performed);

b.         is, so far as it is aware, an unfit or an improper individual for the performance of the Services;

c.          is, so far as it is aware, engaged in any fraudulent or unlawful activity, or other inappropriate conduct as measured by the other requirements of this Project Agreement.

Syneos Health shall institute prompt corrective or disciplinary action against any Telesolutions Agent who fails to meet the requirements set forth in this Exhibit B. Syneos Health further agrees to cooperate and comply with all investigations by or on behalf of Client with respect to wrongdoing, or alleged or suspected wrongdoing, in respect of any obligations of Syneos Health or any Telesolutions Agent under this Project Agreement.

VIII.    REPRESENTATIONS AND UNDERTAKINGS

(a)        [***]

(b)        Client represents that:

(i)         it recognizes that for Syneos Health to comply with its obligations hereunder, it shall need the good faith cooperation of Client to provide Syneos Health with the necessary materials and assistance required to enable Syneos Health to perform the Services;

(ii)       the Services being provided by Syneos Health are in furtherance of Client’s program of marketing and promoting the Products and as such, Client is responsible for ensuring, and further, Client represents and warrants, that the Client’s program being implemented by Syneos Health pursuant to the terms hereof (but not the implementation thereof by Syneos Health), strictly adheres to all applicable state and federal statutes, laws, ordinances, and the rules and regulations of all governmental and regulatory authorities, including but not limited to, the Federal Food, Drug, and Cosmetic Act and the Prescription Drug Marketing Act;

(iii)      it shall ensure that none of its employees add, delete or modify claims of efficacy or safety of the Products, nor makes any changes (including but not limited to, underlining or otherwise highlighting any language or adding any notes thereto) in the Client Material, during the training on the Products or during any communications with Syneos Health employees;

(iv)       it shall ensure that none of its employees working with the Telesolutions Team or in connection with the Services, directly or indirectly instruct any Syneos Health employee to pay, offer or authorize payment of anything of substantial value (either in the form of compensation, gift, contribution or otherwise) to any person or entity in a position to order, recommend or purchase the Products contrary to any law; and

(v)        neither it nor any of its employees directly or indirectly instruct any Syneos Health employee to make any representations or warranties relating to the Products that conflict, or are inconsistent with applicable laws or the Food and Drug Administration approved labeling for the Products.

(iv)       Client shall:

D.        provide Telesolutions Agents with all Client Material.

E.         inform Syneos Health promptly of any changes which Client

believes are necessary or appropriate in the Client Material or in information concerning the Products in order to be in compliance with all applicable federal and state law, regulations and administrative guidance.

F.         arrange for a timely and appropriate response to any inquiry concerning a Product communicated to Syneos Health from any licensed practitioner and communicated by Syneos Health to Client.

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EXHIBIT C

COMMERCIAL COMPLIANCE SERVICES

1.0       Executive Summary

This Exhibit C describes the work required for the initial implementation and ongoing services of the Selling Solutions Commercial Compliance Services. Any changes to the assumptions, deliverables, or scope of work described in this document or any new work requests will follow the procedure set forth in Section 3.1.1(d) (Change Control Process) of Exhibit A-1.

2.0       Scope of Services

This Exhibit C defines the work related to the following service areas for the initial implementation and the ongoing services of the Selling Solutions Commercial Compliance teams within the following areas:

•     Compliance Services

•     Monitoring & Auditing

3.0       Compliance Services

Syneos Health will provide compliance services that comply with applicable laws and regulations and are aligned with the philosophy and requirements of OIG’s Compliance Program Guidance in correlation with the following activities.

3.1       Pre-Launch Activities

(a)        Initial interaction and fact finding with clients.

(b)        Development and consultation in regards to the implementation of client specific compliance business rules.

(c)        Creation of all training materials, (home study on Learning Management System) and live training modules.

(d)        Work with and post specific policies required by the client.

3.2       Launch Activities

(a)        Loading and testing of all on-line training to be conducted during home study, as well as assessments to test knowledge and competency. All tracking and reporting of results from the training.

(b)        Live training to be conducted at launch meetings, POA’s at client site’s or in-house.

3.3       Ongoing Activities

(a)        Training for all new hires/backfill for replacement personnel or expansions at client site’s or in-house.

(b)        Continual monitoring and updating if guidelines, laws, state requirements, or client business rules change during the course of the year.

(c)        Corporate Integrity Agreement (CIA) obligations, additional training requirements, debarment screening of personnel, and annual certification of personnel and reporting to the client.

(d)        Updates and assistance in supplying the necessary oversight and training at POA meetings during the year.

(e)        Compliance/Representative ride-along program to monitor the field personnel in regards to their compliance requirements as agreed to by the client (Optional).

3.4       Enforcement and Monitoring

(a)        Syneos Health adheres to an “Open Door Policy” and encourages employees to discuss issues and or concerns of misconduct with their manager or other senior personnel, Human Resources, or a member of the Compliance team.

(b)        Syneos Health maintains and also encourages and supports a 24 hour anonymous hotline 7 days a week if the person making the report requires or wishes to remain anonymous.

(c)        Syneos Health has an investigation process in place so as to ensure continuity in enforcement, and transparency with our personnel and clients so proper adjudication is achieved.

4.0       Monitoring & Auditing

Syneos Health uses the industry standard T&E system, Concur, to capture all expense reimbursement and HCP meal spend.

The Compliance Monitoring & Auditing team will assume the following:

(a)        Standard Concur HCP expense fields and set-up are used for projects;

(b)        Post Manager Compliance Audit of expense reports that contain HCP meal spend for appropriateness and adherence to Client policy on Interactions with Healthcare Professionals; and

(c)        Ensure accountability for problem identification, oversight, follow-up, and resolution generated by the audit findings.

EXHIBIT D

SAMPLE ACCOUNTABILITY SERVICES

1.0       Scope of Services

Syneos Health will provide management of third party sample accountability services (“SA”) in compliance with the Prescription Drug Marketing Act (PDMA) regulations for the field sales organization.

2.0       Sample Accountability Services

2.1       Implementation

Sample Accountability will be managed and monitored through a third party sample accountability vendor, through a PDMA compliant Inventory Management System. During the set up stages there will be requirements gathering, QA/validation, unit and integration testing with technical documentation prior to production deployment.

(a)        Development will include:

(1)        Interface to map from third party Sample Accountability system and Veeva CRM;

(2)        Qualification of the CRM/ Sample Accountability deployment with Client specific configuration;

(3)        Testing and documentation and validation of the system interfaces;

(4)        File layouts - formatting will be received in designated format;

(5)        Sample data extract for Annual Federal Reporting – Provided to Client in Syneos Health standard format;

(6)        Business Rules and Policy and Procedure Handbook development based on client’s specific rules;

(7)        Sample Accountability form development (PACF) utilized for disbursement corrections;

(8)        Signature verification letter development; and

(9)        Set up of individual representative files to store all Sample Accountability activity and documentation on training, storage locations and reconciliations

(10)      PDMA training – Initial training with documentation testing through Syneos Health LMS system

(11)      Significant Loss Threshold (SLT) Analysis provided by a third party as required

(12)      Development of a 1-hour PDMA/Sample Accountability training slide deck (Client Specific) to be delivered to representatives through live training, either on site or via WebEx

2.2       On-Going Sample Accountability Services

Sample Accountability will assume monthly representative inventories will be taken with quarterly reconciliations. Quarterly reconciliations will monitor and compare inventory levels based on the representative’s transactional activity during the quarter. A standard suite of reports will be utilized throughout the quarter to monitor the representative’s activity and to detect areas of concern prior to the end of the quarter.

(a)        The quarterly reconciliation process will include:

(1)        Generation/emailing of Sample Inventory Reconciliation report to sales representatives based on field conducted inventory counts;

(2)        Representative assistance in reconciliation of inventory variances over established significant loss thresholds;

(3)        Reporting of sample reconciliation results to Client home office, based on the FDA reporting model of initial 5 day reporting and 30 day final reporting; and

(4)        Syneos Health’s Sample Management and Compliance Department (SM&C) oversight of the reconciliation process

2.3       General Sample Management Administration

(a)        Standard reports will be provided as agreed upon in the implementation phase of the project

(b)        Physician Signature Audit Service will include an agreed upon percentage of letters sent monthly to practitioners to verify signatures. This audit is to detect possible abuse with capturing fraudulent signatures. Negative responses are reported to Client as defined in the Client’s business rules

(c)        Tracking of PDMA and Sample Management Training – Files will be maintained for each representative

(d)        Field Audits – Random, For Cause, Closeouts and Annual

(e)        Sample Accountability Help Desk Support

(f)        Ongoing PDMA/Sample Accountability training annually and as needed – New hire/retraining

(g)        Monitoring of non-compliant representatives through monthly trending reports

(h)        Maintenance/tracking of representative sample storage locations – Stored in representatives individual files

(i)         Maintenance of product name, description, lot numbers, expiry dates as pertains to Representative sampling activity

2.4       Additional Ad Hoc Services:

(a)        FDA and State reporting by third party Sample Accountability vendor

EXHIBIT E

TRAINING SERVICES

5.0       Executive Summary

This Exhibit E describes the work required for the initial implementation and ongoing operation of the Training Services to support the Project Team by Syneos Health Learning Solutions

6.0       Scope of Services

Syneos Health will provide training services for the Syneos Health Field Team employees; to include, in addition to any Client-provided content, the following Syneos Health content:

o    Syneos Health Administrative Training

o    Syneos Health Technology & Operational Training

o    Syneos Health Policies

o    Selling Skills Training (customization to be scoped separately)

o    Fleet (as applicable)

o    Syneos Health University (Home Study e-Courses only)

o    Pharmaceutical Institute LLC; d/b/a Syneos Health Learning Solutions, Catalog of e-Courses), in the following categories:

•    Therapeutic Essentials (i.e., Disease State e-Courses)

•    Managed Markets Excellence (i.e., Market Access e-Courses)

•    Understanding Pharma (i.e., Industry Background e-Courses)

o    Skillsoft Business and Leadership Skills Catalog of e-Courses Only)

Syneos Health will leverage its internal Learning Management System (LMS) to consolidate the training curriculum and training records which allows for tracking and reporting of certification internally and to client.

EXHIBIT F

COMPENSATION - FIXED FEES, VARIABLE FEES AND PASS-THROUGH COSTS

I.          FIXED FEES

The Fixed Fees provided in this Exhibit F are based on per position headcount as follows:

Position	Headcount
Sales Team
Sales Representatives	[***]
DMs	[***]
Telesolutions Team
Telesolutions Agents	[***]

The Fixed Fees will be proportionally modified based on the final headcount.

(a)        Implementation Fee

(i)         Client has paid, or shall pay, [***] pursuant to the Initial Service Agreement (the “ISA”) by and between Client and Syneos Health dated as of March 30, 2020, which will be applied as a credit against the Implementation Fee invoice.

(ii) Client shall pay Syneos Health an Implementation Fee of [***] associated with performance of the Services for the Sales Team.

(ii)       Client shall pay Syneos Health an Implementation Fee of [***] associated with performance of the Services for the Telesolutions Agents.

(b)        Fixed Monthly Fees

(i)         Commencing on the Sales Team Hire Date, Client shall pay Syneos Health a Fixed Monthly Fee as follows:

PERIOD	SALES TEAM FIXED MONTHLY FEE
Year One	[***]
Year Two	[***]

(ii)       Commencing on the Telesolutions Team Hire Date, Client shall pay Syneos Health a Fixed Monthly Fee as follows:

PERIOD	TELESOLUTIONS TEAM FIXED MONTHLY FEE
Year One	[***]
Year Two	[***]

Syneos Health shall adjust the Fixed Monthly Fee prior to the initial fill of any Syneos Health Sales Representative, DM or Telesolutions Agent, prorated for any partial months, according to the Fixed Monthly Fee table outlined in subsection (c)(i), below.

The Implementation Fee and/or Fixed Monthly Fee set forth above are based upon the assumptions set forth in the recruitment/training timeline agrees to by the Parties. In the event that the assumptions set forth in the recruitment/training timeline are changed, the Implementation Fee and/or Fixed Monthly Fee shall be re-calculated and agreed-upon by the Parties.

(c)        Scale Up/Down

(i)         Client may increase the number of Representatives, SR. Reps, Telesolutions Agents or DMs above the number outlined in Exhibit A and B (a “Scale Up”) upon written notification to Syneos Health. In the event of a Scale Up, Client shall pay to Syneos Health an additional Implementation Fee and Fixed Monthly Fee as follows:

Position	Implementation Fee
Per Representative	[***]
Per SR. Rep	[***]
Per Telesolutions Agent	[***]
Per DM	[***]

Position	Fixed Monthly Fee (Year One)	Fixed Monthly Fee (Year Two)
Per Representative	[***]	[***]
Per SR. Rep	[***]	[***]
Per Telesolutions Agent	[***]	[***]
Per DM	[***]	[***]

(ii)       Client may decrease the number of Representatives, SR. Reps, Telesolutions Agents or DMs below the number outlined in Exhibit A and B (a “Scale Down”) upon [***] prior written notice to Syneos Health; provided, however, that the Client may not perform a Scale Down prior to the [***] anniversary of the Deployment Date. In the event of a Scale Down, Syneos Health shall reduce the Fixed Monthly Fee as follows:

Position	Fixed Monthly Fee (Year Two)
Per Representative	[***]
Per SR. Rep	[***]
Per Telesolutions Agent	[***]
Per DM	[***]

(iii)      The Parties shall meet to agree upon Project Team composition in the event of a Scale Up/Scale Down.

(d)        Salary Reconciliation

The parties agree that the Fixed Monthly Fees set forth in Section I(b), above, are based on the annual salary per the below table (the “Annual Salary”).

Position	Salary	Salary
	(Year One)	(Year Two)
Per Representative	[***]	[***]
Per SR. Rep	[***]	[***]
Per Telesolutions Agent	[***]	[***]
Per DM	[***]	[***]

Syneos Health and Client will reconcile actual salaries and payroll taxes at [***] (pricing assumption), excluding incentive compensation, measured by actual days worked, for each Syneos Health Sales Representative, DM and Telesolutions Agent in such calendar month against an amount equal to the appropriate percentage of the Annual Salary. The parties agree that the Annual Salary does not include incentive compensation for the Syneos Health Sales Representatives, DMs or Telesolutions Agents (plus the applicable employer portion of taxes). If any review shows that Syneos Health’s actual annual salary per Syneos Health Sales Representative, DMs or Telesolutions Agent is below the Annual Salary, then Syneos Health shall issue a credit for the entire amount of such difference to Client. If any review shows that Syneos Health’s actual salary per Syneos Health Sales Representative, DMs or Telesolutions Agent is above the Annual Salary, then Syneos Health shall bill the difference to Client.

(e)        Vacancy Credit

Syneos Health agrees to fill vacant territories as requested by Client.  Syneos Health will continue to invoice Client the amounts set forth above as Fixed Monthly Fee during any such vacancy period.  Syneos Health will provide a monthly credit to Client, prorated for the number of business days per month that a territory is vacant, for each vacant territory, including leaves of absence lasting longer than [***], until such territory is filled, as set forth in the following table:

Monthly Vacancy Credit*	Year One	Year Two
Per Representative	[***]	[***]
Per SR. Rep	[***]	[***]
Per Telesolutions Agent	[***]	[***]
Per DM	[***]	[***]

*Within the month a territory becomes vacant.

Monthly Vacancy Credit*	Year One	Year Two
Per Representative	[***]	[***]
Per SR. Rep	[***]	[***]
Per Telesolutions Agent	[***]	[***]
Per DM	[***]	[***]

*Subsequent months of vacancy.

(f)        Backfill Recruiting

Client agrees to pay Syneos Health a fee, per the table below, for recruiting and onboarding costs associated with any backfill for a vacant territory, provided that Client shall only pay such fee in the event that such territory becomes vacant [***] after the applicable hire date.

Position	Backfill Recruiting Fee
Per Sales Representative	[***]
Per SR. Rep	[***]
Per Telesolutions Agent	[***]
Per DM	[***]

II.        VARIABLE FEES

(i)         Client shall pay Syneos Health the following monthly fees per Client employee receiving operations support (Veeva and LMS Licenses) commencing on the date a Client employee is provided such support.

Position	Monthly Fee (Year One)	Monthly Fee (Year Two)
Veeva License Only Per Client User	[***]	[***]
LMS License Only Per Client User	[***]	[***]

(ii)       Client shall pay Syneos Health an annual fee of [***] for each Client employee to have access to a list of Client programs on the LMS System (same environment as the Syneos Health Project Team – i.e., no customization per view set-up) commencing on the date a Client employee is provided such support.

(iii)      Syneos Health shall invoice Client the following Variable Fees associated with the Telesolutions Team as incurred.

Additional Services	Variable Fee
Phone Append Access (up to 13,000 Records)	[***]
Phone Append Access, per Record (After 13,000 Records)	[***]
Phone Append Transfer (up to 650 Records)	[***]
Phone Append Transfer, per Record (After 650 Records)	[***]
Outbound Fax, per page	[***]
E-mail, each	[***]

III.       PASS-THROUGH COSTS

In addition to the Fixed Fees, certain expenses will be charged to Client on a pass-through basis. These expenses will be billed to Client at actual cost. Pass-through costs include:

-      Incentive compensation payments for the Syneos Health Sales Representatives, Telesolutions Agents and DMs (plus applicable employer portion of taxes at [***])

-      Travel expenses (e.g. transportation, lodging, meals etc.)

-      Costs for all meetings, including but not limited to POA Meetings

-      Marketing expenses and costs (e.g. Lunch & Learns, etc.)

-      Sales TRx data and any third party data acquisition expenses

-      Syneos Health Sales Representative product storage units

-      Data plan overages

-      Interview expenses (including turnover recruiting)

-      Business cards

-      Managers’ severance

-      Licensing and credentialing expenses

-      Shipping, freight, and postage of samples (if incurred)

-      Other expenses which have been approved by Client.

IV.       INCENTIVE FEES

(a)        Included in the Fixed Monthly Fees (set forth in Section I(b)(i), above) is Syneos Health’s management fee, a portion of which (the “Incentive Fee”) is subject to Syneos Health’s achievement of certain performance objectives (the “Performance Objectives”) which will be mutually agreed upon by the Parties.

(b)        The monthly Incentive Fee for the annual period from the Deployment Date through the end of Year One is equal to [***] and the monthly Incentive Fee during Year Two is equal to [***].

(c)        In the event of a Scale Up or Scale Down, the monthly Incentive Fee shall be adjusted by [***] per Syneos Health Sales Representative from the Deployment Date through the end of Year One, and [***] per Syneos Health Sales Representative during Year Two.

(d)        In the event of termination of this Project Agreement by the Client, effective as of the date of notification of such termination from the Client, the Performance Objectives shall no longer be applicable and the outstanding incentive fees will be earned at [***]; unless Project Agreement is terminated due to material breach by Syneos Health in accordance with Section 12(ii) of the MSA.

V.        SERVICE CREDITS

Syneos Health shall issue to Client annual service credits of [***] per Syneos Health Sales Representative and Telesolutions Agent (estimated to be [***] in Year One and [***] in Year Two). Credits shall be earned at a rate of [***] per month per Syneos Health Sales Representative and Telesolutions Agent territory, for which a fee has been paid, commencing on the Deployment Date. Client may use all expected credits at any time during the Term and shall repay Syneos Health at the end of the Term for any credits used, but never accrued. The service credits shall be used to purchase additional services from Syneos Health’s Affiliates. The term Affiliate means, with respect to any entity, any other entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such entity. As used in this definition, the term “control” (including “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, as trustee, by contract or otherwise. For purposes of clarity, Client shall not be permitted to apply the credits against any of the fees or costs associated with Services provided under this Work Order or any others services provided by Syneos Health, it being understood that the credits are applicable only for services provided by a Syneos Health Affiliate. The credits shall be valid until expiration or termination of this Work Order. Syneos Health shall not provide any form of refund, rebate or any other form of monetary incentive to Client in lieu of the credits.

VI.       INVOICES; BILLING TERMS

The Implementation Fees outlined in Section I(a), above, shall be invoiced to Client upon execution of the Project Agreement. [***] of Sales Team Fixed Monthly Fee and [***] of Agents Fixed Monthly Fee (the “Advanced Fees”) shall be paid by Client to Syneos Health which will be invoiced to the Client [***] prior to the sales representative hire date. The Advanced Fees shall be held as a deposit and credited to Client upon expiration or termination of the Project Agreement. Thereafter, commencing on the Sales Team Hire Date and Telesolutions Agent Hire Date, Client will be billed monthly in advance the amounts stated above as the Fixed Monthly Fees. Pass-through Costs will be billed to Client at actual cost as incurred by Syneos Health.

Invoices are due in accordance with Section 5 of the MSA. All invoices shall include the following:

-     A/P Email

-     A/P Telephone

-     A/P Mailing Address

-     A/P E-invoice System

-     Other Contacts to be Included on Submission of Invoice

-     Accountant

Payment to Syneos Health may be made by the following method:

-    ACH Payment (Preferred Method)

[***]

ACH # [***]

Account # [***]

Advice transmittals should be directed to [***].

In the event Client will be issuing purchase orders for payment of Syneos Health invoices, Client shall issue such purchase orders within [***] following the execution of this Project Agreement.  A purchase order shall include the following:

-    PO Number

-    PO Contact Name

-    PO Contact E-mail

-    PO Contact Telephone

Purchase Orders should be directed to [***].

The Parties understand and agree that all terms and conditions set forth in a purchase order are null and void, it being understood and agreed that this Project Agreement provides the terms and conditions governing the relationship between the Parties.

ATTACHMENT 1

PROJECT TEAM MEMBER REQUEST FORM

This Request for Additional Project Team members is issued pursuant to the Master Services Agreement between Syneos Health Commercial Services, LLC (“Syneos Health”) and Agile Therapeutics, Inc. (“Client”) dated                and the Project Agreement issued thereunder dated _____________.

PART 1	To be completed by Client Attach any relevant, helpful information
NUMBER AND TYPE OF PROJECT TEAM PERSONNEL REQUESTED
TERRITORY LOCATION(S)
REQUESTED HIRE DATE
DEPLOYMENT DATE
AUTHORIZED CLIENT REPRESENTATIVE SUBMITTING REQUEST	Signature: ____________________________________ Name: Title: Date: Phone: Fax:
PART 2	To Be Completed by Syneos Health
NEW PROJECT TEAM MEMBER DETAILS (the fees set forth below are per Project Team member added): Implementation Fee $_________ Added Fixed Monthly Fee: $_______ Target Start Date: __________

Request is Accepted, and Recruitment shall begin
immediately upon Client approval of New Representative
Details:

____________________________________________

(sign and date)

Syneos Health Contact Person:

Phone:

New Project Team member accepted and customer understands that recruiting will begin immediately: (sign and date) Client Contact Person: Phone: